FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


ADCPB BALANCE

Initial ADCPB                                                  85,790,915.00
Prior Month ADCPB                                              42,802,918.76
Current Month ADCPB (Before addition of New Property)          40,998,327.52
Base Principal Amount (Prior - Current)                         1,804,591.24
Add:  ADCPB of New Transferred Property                                 0.00
Ending ADCPB (Current + ADCPB of New Property)                 40,998,327.52

CLASS A INTEREST SCHEDULE

   Prior Month Class A Principal Balance                       36,424,463.67
   Class A Certificate Rate                                             6.85%
   One twelfth of Class A Certificate Rate                              0.57%
   Class A Certificate Interest                                   207,922.98
   Prior Month Class A Overdue Interest                                 0.00

   Class A Interest Due                                           207,922.98
   Class A Interest Paid                                          207,922.98

   Current Month Class A Overdue Interest                               0.00

CLASS A PRINCIPAL SCHEDULE

   Prior Month Class A Principal Balance                       36,424,463.67
   Class A Percentage                                                  86.00%
   Base Principal Amount                                        1,804,591.24
                                                               -------------
   Class A Base Principal Distribution Amount                   1,551,948.47
   Prior Month Class A Overdue Principal                                0.00
                                                               -------------
   Total A Note Principal Due                                   1,551,948.47
   Additional amount due for floor payment                        110,542.37
   Additional Class A Principal Due                                     0.00
                                                               -------------
   Class A Principal Paid                                       1,662,490.84

   Class A Overdue Principal                                            0.00
                                                               -------------

   Current Month Class A Principal Balance                     34,761,972.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


CLASS B-1 INTEREST SCHEDULE

   Prior Month Class B-1 Principal Balance                      1,694,161.49
   Class B-1 Certificate Rate                                           7.63%
   One twelfth of Class B-1 Certificate Rate                            0.64%
   Class B-1 Certificate Interest                                  10,772.04
   Prior Month Class B-1 Overdue Interest                               0.00

   Class B-1 Interest Due                                          10,772.04
   Class B-1 Interest Paid                                         10,772.04

   Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

   Prior Month Class B-1 Principal Balance                      1,694,161.49
   Class B-1 Percentage                                                 4.00%
   Base Principal Amount                                        1,804,591.24
   Class B-1 Base Principal Distribution Amount                    72,183.65
   Prior Month B-1 Overdue Principal                                    0.00
   Additional amount due for floor payment                          5,141.51
                       -                                        ------------
   Total B-1 Note Principal Due                                    77,325.16

   Class B-1 Principal Paid                                        77,325.16


   Class B-1 Overdue Principal                                          0.00

   Current Month Class B-1 Principal Balance                    1,616,836.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


CLASS B-2 INTEREST SCHEDULE
   Prior Month Class B-2 Principal Balance                      1,694,161.49
   Class B-2 Certificate Rate                                           8.17%
   One twelfth of Class B-2 Certificate Rate                            0.68%
   Class B-2 Certificate Interest                                  11,534.42
   Prior Month Class B-2 Overdue Interest                               0.00

   Class B-2 Interest Due                                          11,534.42
   Class B-2 Interest Paid                                         11,534.42

   Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

   Prior Month Class B-2 Principal Balance                      1,694,161.49
   Class B-2 Percentage                                                 4.00%
   Base Principal Amount                                        1,804,591.24
   Class B-2 Base Principal Distribution Amount                    72,183.65
   Prior Month B-1 Overdue Principal                                    0.00
   Additional amount due for floor payment                          5,141.51
                                                                ------------
   Total B-1 Note Principal Due                                    77,325.16

   Class B-2 Principal Paid                                        77,325.16

   Class B-2 Overdue Principal                                          0.00

   Current Month Class B-2 Principal Balance                    1,616,836.33

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

FLOOR TEST

   Initial ADCPB                                               85,790,915.00
   Floor percent                                                        3.50%
                                                               -------------
   Floor                                                        3,002,682.03

   Ending ADCPB                                                40,998,327.52

   less
   Beginning Balance - Class A              36,424,464
   Beginning Balance - Class B1              1,694,161
   Beginning Balance - Class B2              1,694,161
                                            ----------
                                            39,812,787
   less
   Current Month Payment - Class A           1,551,948
   Current Month Payment - Class B1             72,184
   Current Month Payment - Class B2             72,184
                                            ----------
                                             1,696,316         38,116,470.88

   Excess of ending ADCPB over Note balance after initial
     payments                                                   2,881,856.65

   Excess (deficit) of excess balance over floor                 (120,825.38)
   Cash available after payment of regular payments               143,025.96
                                                               -------------
   Additional payment to certificate holders                      120,825.38


ADJUSTED FLOOR TEST
   Ending ADCPB                                                40,998,327.52

   less
   Beginning Balance - Class A              36,424,464
   Beginning Balance - Class B1              1,694,161
   Beginning Balance - Class B2              1,694,161
                                            ----------
                                            39,812,787
   less
   Current Month Payment - Class A           1,662,491
   Current Month Payment - Class B1             77,325
   Current Month Payment - Class B2             77,325
                                            ----------
                                             1,817,141         37,995,645.50

   Excess of ending ADCPB over Note balance after initial
     payments                                                   3,002,682.03

   Excess (deficit) of excess balance over floor                        0.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


SERVICING FEE SCHEDULE

   Prior Month ADCPB                              42,802,919
   Servicer Fee Rate                                  0.5000%
   One-twelfth                                        0.0417%
   Servicer Fee                                    17,834.55

   Prior Servicer Fee Arrearage                         0.00
   Servicer Fee Due                                17,834.55

   Servicer Fee Paid                               17,834.55

   Current Servicing Fee Arrearage                      0.00

BACK-UP SERVICING FEE SCHEDULE

   Prior Month ADCPB                              42,802,919
   Back-Up Servicer Fee Rate                          0.0130%
   One-twelfth                                        0.0011%
   Back-up Servicer Fee                               463.70

   Prior Back-Up Servicer Fee Arrearage                 0.00
   Total Back-Up Servicer Fee Due                     463.70

   Back-Up Servicer Fee Paid                          463.70

   Current Back-Up Servicing Fee Arrearage              0.00


TRUSTEE FEE SCHEDULE

   Trustee Fee                                        291.67
   Trustee Fee Rate                                   0.0100%

   Prior Trustee Fee Arrearage                          0.00
   Total Trustee Fee Due                              291.67

   Trustee Fee Paid                                   291.67

   Current Trustee Fee Arrearage                        0.00


CERTIFICATE PREMIUM SCHEDULE

   Class A Certificate Principal Balance       36,424,463.67
   Monthly Premium Rate                               0.0208%
   Prior Premium Arrearage                              0.00
   Premium Amount Due                               7,588.00

   Premium Amount Paid                              7,588.00

   Current Premium Arrearage                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

EARLY AMORTIZATION EVENTS

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or  [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

RESTRICTING EVENT CALCULATIONS                                          NO

     (a) Event of Servicer Termination (Yes/No)                         No
                                                                  -------------

     (b) Certificate Insurer makes an Insured Payment                   No
                                                                  -------------

     (a) Gross Charge-Off Event (Yes/No)                                No
                                                                  -------------

     (b) Delinquency Trigger Event                                      No
                                                                  -------------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                                                   Gross
                            Gross                        Gross                  Charge-Off
                           Defaults      Recoveries    Charge-Offs     ADCPB       Ratio
                           --------      ----------    -----------     -----    ----------

         2 months prior      88,798          31,767         57,031    44,761,737      1.53%
         1 month prior       45,582          80,956        (35,374)   42,802,919     (0.99)%
         Current                874          39,906        (39,031)   41,082,308     (1.14)%


         3 Month Gross Charge-Off Ratio                                              (0.20)%
         Maximum Allowed                                                              2.50%


30+ DELINQUENCIES

                                                                       Monthly
                         Delinquencies      ADCPB                  Delinquencies
                         -------------      -----                  -------------

         2 months prior      2,672,866      44,761,737                     5.97%
         1 month prior       2,477,833      42,802,919                     5.79%
         Current month       2,345,001      41,082,308                     5.71%

                         Delinquency Ratio:                                5.82%
                         Maximum Delinquency Ratio:                        6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

Issuer Restricting Event Calculations

     (a) Gross Defaults (>=180)                                         No
                                                                  -------------

     (b) Issuer Delinquency Trigger Ratio                               No
                                                                  -------------


GROSS DEFAULTS (>=180)

                         Monthly Gross                     Monthly
                           Defaults        ADCPB        Gross Defaults
                           --------        -----        --------------
         Current month            0        41,082,308           0.0000%
         1 month prior            0        42,802,919           0.0000%
         2 months prior           0        44,761,737           0.0000%
         Sum/Average              0        42,882,321           0.0000%
                                                                     4
         Gross Defaults                                           0.00%

              i  A       Subordinated Percentage                 11.27%
             ii  B       WAL of Remaining Leases                  1.71
                         Two                                         2
                         Ratio (i/ii)/2                           3.30%




ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                         Monthly
                         Delinquencies      ADCPB      Delinquencies
                         -------------      -----      -------------
         2 months prior       274,654       44,761,737         0.61%
         1 month prior          3,450       42,802,919         0.01%
         Current month              0       41,082,308         0.00%


                         Issuer Delinquency Trigger Rat        0.21%
                         Maximum Ratio Allowed:                2.50%


EARLY AMORTIZATION EVENT

     (1) Is Subordination Level < 14%                       No
                                                       ------------

     (2) Has a Gross Charge-Off Event Occurred?             No
                                                       ------------

     (3) Has a Delinquency Event Occurred?                  No
                                                       ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

     AGING/DELINQUENCY STATISTICS

                                                                              ADCPB           Total
     Current                                                                     38,737,307        94.29%
     31-60 Days Past Due                                                          1,385,485         3.37%
     61-90 Days Past Due                                                            959,517         2.34%
     91+ Days Past Due                                                                    0         0.00%
                                                                              -------------   ----------
     Total                                                                       41,082,308       100.00%


     CERTIFICATE FACTORS

     Class A Notes                                                              0.471155933
     Class B-1 Notes                                                            0.471155992
     Class B-2 Notes                                                            0.471155992


     SUBSTITUTION LIMITS [SECTION 7]

     ADCPB as of Cut-Off Date                                                 85,790,915.00
     Maximum Substitution (10% of Initial)                                     8,579,091.50
     Maximum Substitution for Defaulted Contracts (5% of Initial)              4,289,545.75

     Prior month Cumulative ADCPB Substituted                                  3,332,268.58
     Current month ADCPB Substituted                                             401,073.05
                                                                              -------------
     Cumulative ADCPB Substituted                                              3,733,341.63

     Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06
     Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                              -------------
     Cumulative ADCPB Substituted for Defaulted Contracts                      1,980,863.06


     PORTFOLIO PREPAYMENT STATISTICS

     Prior month Cumulative ADCPB prepaid                                     11,018,353.74
     Current month ADCPB prepaid                                                 237,060.79
                                                                              -------------
     Cumulative ADCPB prepaid                                                 11,255,414.53

     Prior month Cumulative ADCPB Defaulted                                    5,263,882.96
     Current month ADCPB Defaulted                                                   874.29
                                                                              -------------
     Cumulative ADCPB Defaulted                                                5,264,757.25

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998



BEGINNING ACCOUNT BALANCES                                                   95,301.64

LOCKBOX ACCOUNT
   Transfer of prior period Payments not yet transferred to Collecti        (93,561.86)
   Transfer of prior period Excluded Amounts not yet transferred            (48,168.93)
   Collections Received [5.02 (b)(d)]                                     1,982,494.36
   Excluded Amounts [5.02 (d)][Definition]                                 (692,756.31)
   Collections on Deposit due Collection Account [5.02 (d)]              (1,099,997.53)

   Ending Balance                                                           143,311.37


COLLECTION ACCOUNT
   BEGINNING BALANCE, NOVEMBER 1, 1998                                                    1,349,926.92

   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1998
   Add:  Servicer Advance                                                                   676,662.91
   Add:  Payments due Collection Account from last 2 business days prior period              93,561.86
   Add:  Add'l transfers                                                                          0.00
   Add:  Amounts to Collection Acct from Security deposit account                                 0.00
   Less: Total distributions on  November 10, 1998                                       (2,120,151.69)
   ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1998
   Aggregate Amount of Actual Payments [6.01 b (i)]                                       1,099,997.53
   Add: Servicer Advances [5.03][6.01 b (ii)]                                                     0.00
   Add: Sch. Payments, Final Payments or Purchase Option from Sec.
        Deposit Account [6.01 b(iii)]                                                             0.00
   Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                            0.00
   Add: Any Investment Earnings [6.01 b (v)]                                                  3,857.14
   Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                      0.00
   Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                   0.00
   Add: Advance Payments Due and Owing for Collection Period [6.01 c]                             0.00
   Add: Security Deposits Related to Prepayment                                                   0.00
   Add: Offset Amount as Provided by 5.12 [6.01 c]                                                0.00
   Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]             0.00
   Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                               0.00
   Less: Payments due Collection Acct. from last 2 business days in calendar mo.                  0.00

   Ending balance on November 30, 1998 and December 1, 1998                               1,103,854.67

   Add: Servicer Advances to be deposited on Determination Date                             630,459.31
   Add: Payments due Collection Acct from last 3 business days                              361,435.11
   Add: Payments not yet transferred to the Collection Account                                    0.00
   Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                      0.00

   Adjusted Collection Account Balance                                                    2,095,749.09

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

SECURITY DEPOSIT ACCOUNT

   Beginning  Balance                                                                                    144,212.20
   Add: Balance deposited on closing date                                                                      0.00
   Add: Security Deposits [6.02 b]                                                                             0.00
   Less: Amounts to Collection Account [6.02 c]                                                                0.00
   Add:  Investment Earnings                                                                                 600.34
                                                                                                         ----------
   Ending balance on November 30, 1998                                                                   144,812.54

   Less: Amounts to Collection Account [6.02 c]                                                                0.00

   Adjusted Security Deposit  Account Balance                                                            144,812.54


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT


   Beginning Balance                                                                                                         0.00
   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                              0.00
   Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                             0.00
   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                             0.00
                                                                                                                       ----------

   Ending balance on November 30, 1998                                                                                       0.00

   Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                              0.00

   Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                             0.00

   Adjusted New Transferred Property Funding Account Balance                                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                            2,095,749.09


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

   (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                     0.00

   (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                 0.00

   (iii)       Aggregate of: [6.06 c (iii)]
               (A)     Unreimbursed Servicer Advances from prior periods                                                     0.00
               (B)     Servicer Fee and unpaid Servicer Fee                                                             17,834.55
               (C)     Servicing Charges inadvertently deposited in Collection Account                                       0.00

   (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                     463.70

   (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                       7,588.00

   (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                       291.67

   (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                207,922.98

   (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                            10,772.04

   (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                              11,534.42

   (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                1,551,948.47

   (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                           0.00

   (xii)       Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]             72,183.65
               provided no restricting event exists

   (xiii)      Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]            72,183.65
               provided no restricting event or issuer restricting event exists

   (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                            0.00

   (xv)        Prepayments optionally transferred to collection account and disbursed in                                     0.00
               consideration of the transfer of New Transferred Property not in excess of
               $5,000,000 [6.06 c (xv)]

   (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                             22,200.58
               Net of Additional Principal Distribution to Class A, B1 & B2.

               a.      Class A Additional Principal Distribution Amount                                                110,542.37

               b.      Class B1 Additional Principal Distribution Amount                                                 5,141.51

               c.      Class B2 Additional Principal Distribution Amount                                                 5,141.51

   Reviewed By:



   ----------------------------------------------
   Craig M. Spencer
   Senior Vice President and
   Chief Accounting Officer

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

ADCPB BALANCE
-------------
Initial ADCPB                                                72,024,925.77
Prior Month ADCPB                                            47,291,418.32
Current Month ADCPB (Before addition of New Property)        45,588,459.87
Base Principal Amount (Prior - Current)                       1,702,958.45
Add:  ADCPB of New Transferred Property                               0.00
Ending ADCPB (Current + ADCPB of New Property)               45,588,459.87

CLASS A INTEREST SCHEDULE
-------------------------

     Prior Month Class A Principal Balance                   41,615,721.45
     Class A Certificate Rate                                         6.29%
     One twelfth of Class A Certificate Rate                          0.52%
     Class A Certificate Interest                               218,135.74
     Prior Month Class A Overdue Interest                             0.00

     Class A Interest Due                                       218,135.74
     Class A Interest Paid                                      218,135.74

     Current Month Class A Overdue Interest                           0.00

CLASS A PRINCIPAL SCHEDULE
--------------------------

     Prior Month Class A Principal Balance                   41,615,721.45
     Class A Percentage                                              88.00%
     Base Principal Amount                                    1,702,958.45
     Class A Base Principal Distribution Amount               1,498,603.44
     Prior Month Class A Overdue Principal                            0.00
     Total A Note Principal Due                               1,498,603.44

     Class A Principal Paid                                   1,498,603.44

     Class A Overdue Principal                                        0.00
                                                             -------------
     Current Month Class A Principal Balance                 40,117,118.01

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


CLASS B-1 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-1 Principal Balance             1,418,717.46
     Class B-1 Certificate Rate                                  7.01%
     One twelfth of Class B-1 Certificate Rate                   0.58%
     Class B-1 Certificate Interest                          8,287.67
     Prior Month Class B-1 Overdue Interest                      0.00

     Class B-1 Interest Due                                  8,287.67
     Class B-1 Interest Paid                                 8,287.67

     Current Month Class B-1 Overdue Interest                    0.00

CLASS B-1 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-1 Principal Balance             1,418,717.46
     Class B-1 Percentage                                        3.00%
     Base Principal Amount                               1,702,958.45
     Class B-1 Base Principal Distribution Amount           51,088.75
     Prior Month B-1 Overdue Principal                           0.00
     Total B-1 Note Principal Due                           51,088.75
                                                        -------------

     Class B-1 Principal Paid                               51,088.75


     Class B-1 Overdue Principal                                 0.00

     Current Month Class B-1 Principal Balance           1,367,628.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


CLASS B-2 INTEREST SCHEDULE
---------------------------
     Prior Month Class B-2 Principal Balance             1,182,264.73
     Class B-2 Certificate Rate                                  8.22%
     One twelfth of Class B-2 Certificate Rate                   0.69%
     Class B-2 Certificate Interest                          8,098.51
     Prior Month Class B-2 Overdue Interest                      0.00

     Class B-2 Interest Due                                  8,098.51
     Class B-2 Interest Paid                                 8,098.51

     Current Month Class B-2 Overdue Interest                    0.00

CLASS B-2 PRINCIPAL SCHEDULE
----------------------------

     Prior Month Class B-2 Principal Balance             1,182,264.73
     Class B-2 Percentage                                        2.50%
     Base Principal Amount                               1,702,958.45
     Class B-2 Base Principal Distribution Amount           42,573.96
     Prior Month B-1 Overdue Principal                           0.00
     Total B-1 Note Principal Due                           42,573.96

     Class B-2 Principal Paid                               42,573.96

     Class B-2 Overdue Principal                                 0.00

     Current Month Class B-2 Principal Balance           1,139,690.77

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


FLOOR TEST

     Initial ADCPB                                                       72,024,925.77
     Floor percent                                                                3.00%
                                                                        --------------
     Floor                                                                2,160,747.77

     Ending ADCPB                                                        45,588,459.87

     less
     Beginning Balance - Class A                41,615,721
     Beginning Balance - Class B1                1,418,717
     Beginning Balance - Class B2                1,182,265
                                               -----------
                                                44,216,704
     less
     Current Month Payment - Class A             1,498,603
     Current Month Payment - Class B1               51,089
     Current Month Payment - Class B2               42,574
                                               -----------
                                                 1,592,266               42,624,437.49

     Excess of ending ADCPB over Note balance after initial payments      2,964,022.38

     Excess (deficit) of excess balance over floor                          803,274.61


ADJUSTED FLOOR TEST
     Ending ADCPB                                                        45,588,459.87

     less
     Beginning Balance - Class A                41,615,721
     Beginning Balance - Class B1                1,418,717
     Beginning Balance - Class B2                1,182,265
                                               -----------
                                                44,216,704
     less
     Current Month Payment - Class A             1,498,603
     Current Month Payment - Class B1               51,089
     Current Month Payment - Class B2               42,574
                                               -----------
                                                 1,592,266               42,624,437.49

     Excess of ending ADCPB over Note balance after initial payments      2,964,022.38

     Excess (deficit) of excess balance over floor                          803,274.61

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


SERVICING FEE SCHEDULE
----------------------

     Prior Month ADCPB                                      47,291,418
     Servicer Fee Rate                                          0.5000%
     One-twelfth                                                0.0417%
     Servicer Fee                                            19,704.76

     Prior Servicer Fee Arrearage                                 0.00
     Servicer Fee Due                                        19,704.76

     Servicer Fee Paid                                       19,704.76

     Current Servicing Fee Arrearage                              0.00

BACK-UP SERVICING FEE SCHEDULE
------------------------------

     Prior Month ADCPB                                      47,291,418
     Back-Up Servicer Fee Rate                                  0.0200%
     One-twelfth                                                0.0017%
     Back-up Servicer Fee                                       788.19

     Prior Back-Up Servicer Fee Arrearage                         0.00
     Total Back-Up Servicer Fee Due                             788.19

     Back-Up Servicer Fee Paid                                  788.19

     Current Back-Up Servicing Fee Arrearage                      0.00


TRUSTEE FEE SCHEDULE
--------------------

     Trustee Fee                                                291.67
     Trustee Fee Rate                                           0.0100%

     Prior Trustee Fee Arrearage                                  0.00
     Total Trustee Fee Due                                      291.67

     Trustee Fee Paid                                           291.67

     Current Trustee Fee Arrearage                                0.00


CERTIFICATE PREMIUM SCHEDULE
----------------------------

     Class A Certificate Principal Balance               41,615,721.45
     Monthly Premium Rate                                       0.0200%
     Prior Premium Arrearage                                      0.00
     Premium Amount Due                                       8,323.00

     Premium Amount Paid                                      8,323.00

     Current Premium Arrearage                                    0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

Early Amortization Events
-------------------------

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10.01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or  [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or  [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

RESTRICTING EVENT CALCULATIONS
------------------------------

       (a) Event of Servicer Termination (Yes/No)                 No
                                                              ------------

       (b) Certificate Insurer makes an Insured Payment           No
                                                              ------------

       (a) Gross Charge-Off Event (Yes/No)                        No
                                                              ------------

       (b) Delinquency Trigger Event                              No
                                                              ------------

Events of Servicer Termination
------------------------------

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
------------------------------------------------------------

                             Gross                         Gross                        Monthly
                            Defaults     Recoveries     Charge-Offs     ADCPB         Charge-Offs
                            --------     ----------     -----------   ----------      -----------
           2 months prior    202,510        162,378          40,132   49,241,129             0.98%
           1 month prior     187,304        166,477          20,827   47,291,418             0.53%
           Current           102,009         98,918           3,091   45,702,639             0.08%


           3 Month Gross Charge-Off Ratio                                                    0.53%
           Maximum Allowed                                                                   2.50%


30+ DELINQUENCIES
-----------------

                                                               Monthly
                           Delinquencies       ADCPB         Delinquencies
                           -------------    -----------      -------------
           2 months prior      2,120,785     49,241,129               4.31%
           1 month prior       2,205,842     47,291,418               4.66%
           Current month       2,293,051     45,702,639               5.02%

                           Delinquency Ratio:                         4.66%
                           Maximum Delinquency Ratio:                 7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

       (a) Gross Defaults (>=180)                                   No
                                                                ------------

       (b) Issuer Delinquency Trigger Ratio                         No
                                                                ------------


GROSS DEFAULTS (>=180)
----------------------

                                                            Monthly
                            Gross Defaults     ADCPB     Gross Defaults
                            --------------  -----------  --------------
           Current                  0        45,702,639       0.0000%
           1 month prior            0        47,291,418       0.0000%
           2 months prior           0        49,241,129       0.0000%
                                   --       -----------      -------
           Sum/Average              0        47,411,729       0.0000%
                                                                   4
                                                             -------
           Gross Defaults                                       0.00%

                 i A       Subordinated Percentage              9.00%
                ii B       WAL of Remaining Leases              2.08
                           Two                                  2.00
                           Ratio (i/ii)/2                       2.17%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                               Monthly
                           Delinquencies       ADCPB         Delinquencies
                           -------------    -----------      -------------

           2 months prior        544,328     49,241,129               1.11%
           1 month prior         158,990     47,291,418               0.34%
           Current month         275,664     45,702,639               0.60%


                           Issuer Delinquency Trigger Ratio:          0.68%
                           Maximum Ratio Allowed:                     2.50%


EARLY AMORTIZATION EVENT
------------------------

       (1) Is Subordinate Interest less than 8.86% of ADCPB?       No
                                                              -------------

       (2) Has a Gross Charge-Off Event Occurred?                  No
                                                              -------------

       (3) Has a Delinquency Event Occurred?                       No
                                                              -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

       Aging/Delinquency Statistics
       ----------------------------
                                                                              ADCPB                Total
       Current                                                                43,409,588            94.98%
       31-60 Days Past Due                                                     1,285,723             2.81%
       61-90 Days Past Due                                                       731,665             1.60%
       91+ Days Past Due                                                         275,664             0.60%
                                                                          --------------           ------

       Total                                                                  45,702,639           100.00%


       Certificate Factors
       -------------------

       Class A Notes                                                         0.632946707
       Class B-1 Notes                                                       0.632946648
       Class B-2 Notes                                                       0.632946689


       Substitution Limits [Section 7]
       -------------------------------

       ADCPB as of Cut-Off Date                                            72,024,925.77
       Maximum Substitution (10% of Initial)                                7,202,492.58
       Maximum Substitution for Defaulted Contracts (5% of Initial)         3,601,246.29

       Prior month Cumulative ADCPB Substituted                             3,234,855.86
       Current month ADCPB Substituted                                                --
                                                                            ------------
       Cumulative ADCPB Substituted                                         3,234,855.86

       Prior month Cumulative ADCPB Substituted for Defaulted Contracts     1,320,928.59
       Current month ADCPB Substituted Defaulted Contracts                            --
                                                                            ------------
       Cumulative ADCPB Substituted for Defaulted Contracts                 1,320,928.59


       Portfolio Prepayment Statistics
       -------------------------------

       Prior month Cumulative ADCPB prepaid                                 8,099,420.80
       Current month ADCPB prepaid                                            186,881.47
                                                                          --------------
       Cumulative ADCPB prepaid                                             8,286,302.27

       Prior month Cumulative ADCPB Defaulted                               3,061,953.52
       Current month ADCPB Defaulted                                          102,009.31
                                                                          --------------
       Cumulative ADCPB Defaulted                                           3,163,962.83

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCE                                                             93,212.46
-------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account    (141,499.80)
     Transfer of prior period Excluded Amounts not yet transferred                   (60,012.39)
     Collections Received [5.02 (b)(d)]                                            1,131,600.55
     Excluded Amounts [5.02 (d)][Definition]                                         (54,243.64)
     Collections on Deposit due Collection Account [5.02 (d)]                       (870,859.72)

     Ending Balance                                                                   98,197.46


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, NOVEMBER 1, 1998                                                             1,013,395.79
     -----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED NOVEMBER 1, 1998
     --------------------------------------------------------------
     Add:  Servicer Advance                                                                            841,460.49
     Add:  Payments due Collection Account from last 2 business days prior period                      204,695.03
     Add:  Add'l transfers                                                                                   0.00
     Add:  Amounts to Collection Acct from Security deposit account                                          0.00
     Less: Total distributions on  November 10, 1998                                                (2,059,551.31)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1998
     --------------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                  870,859.72
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                              0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]          0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                     0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                           2,844.38
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                               0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                            0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                      0.00
     Add: Security Deposits Related to Prepayment                                                            0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                         0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                      0.00
     Less: Amounts Servicer Advanced but deems uncorrectable [6.01 d]                                        0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                           0.00

     Ending balance on November 30, 1998 and December 1, 1998                                          873,704.10

     Add: Servicer Advances to be deposited on Determination Date                                      715,892.80
     Add: Payments due Collection Acct from last 3 business days                                       327,630.76
     Add: Payments not yet transferred to the Collection Account                                             0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                               0.00

     Adjusted Collection Account Balance                                                             1,917,227.66

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

--------------------------------------------------------------------------------

SECURITY DEPOSIT ACCOUNT
------------------------

     Beginning  Balance                                                                         0.00
     Add: Balance deposited on closing date                                                     0.00
     Add: Security Deposits [6.02 b]                                                            0.00
     Less: Amounts to Collection Account [6.02 c]                                               0.00
     Add:  Investment Earnings                                                                  0.00
                                                                                                ----

     Ending balance on November 30, 1998                                                        0.00

     Less: Amounts to Collection Account [6.02 c]                                               0.00

     Adjusted Security Deposit  Account Balance                                                 0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------


     Beginning Balance                                                                                        0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                            0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                              ----

     Ending balance on November 30, 1998                                                                      0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]             0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]            0.00
                                                                                                              ----

     Adjusted New Transferred Property Funding Account Balance                                                0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING DECEMBER 1, 1998

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                1,917,227.66
---------------------------------------

DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
---------------------------------------------------------------------------

     (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                            0.00

     (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                        0.00

     (iii)   Aggregate of: [6.06 c (iii)]
             (A)    Unreimbursed Servicer Advances from prior periods                                             0.00
             (B)    Servicer Fee and unpaid Servicer Fee                                                     19,704.76
             (C)    Servicing Charges inadvertently deposited in Collection Account                               0.00

     (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                            788.19

     (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                              8,323.00

     (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                              291.67

     (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                       218,135.74

     (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                    8,287.67

     (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                      8,098.51

     (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]       1,498,603.44

     (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                  0.00

     (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]    51,088.75
             provided no restricting event exists

     (xiii)  Class B-2 Base Principal Distribution Amount and Overdue Class B-2
             Principal [6.06 c (xiii)] 42,573.96 provided no restricting event or issuer restricting event exists

     (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                   0.00

     (xv)    Prepayments optionally transferred to collection account and disbursed in                            0.00
             consideration of the transfer of New Transferred Property not in excess of
             $5,000,000 [6.06 c (xv)]

     (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                    61,331.97


     Reviewed By:



     -----------------------------------------------------
     Craig M. Spencer
     Senior Vice President and
     Chief Accounting Officer